UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):February 23, 2011

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)          (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This information in this report under Items 2.02, 7.01 and 9.01, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, such information, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On February 23, 2011, India Globalization Capital, Inc. issued a press release announcing results of operations for its three months and nine months ended December 31 , 2010.  A copy of that press release is attached as exhibit 99.1 to this report.

Item 7.01	Regulation FD Disclosure

See item 2.02.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

India Globalization Capital, Inc.

Date: February 23, 2011	By:	/s/ Ram Mukunda
Ram Mukunda
Chief Executive Officer and President

Exhibit Index

99.1	Press Release dated February 23, 2011.